UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2013

KKR Financial Holdings LLC

(Exact Name of Registrant as specified in its charter)

Delaware	001-33437	11-3801844
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 California Street, 50th Floor, San Francisco, California	94104
(Address of principal executive office)	(Zip Code)

415-315-3620

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 3.03                                           Material Modification to Rights of Security Holders.

On January 17, 2013, KKR Financial Holdings LLC (the “Company”) issued 14,950,000 7.375% Series A LLC Preferred Shares (the “Series A LLC Preferred Shares”) pursuant to a previously announced, underwritten public offering.  In connection with the issuance of the Series A LLC Preferred Shares, the Company adopted a share designation with respect to the Series A LLC Preferred Shares (the “Certificate of Designation”) dated as of January 17, 2013.  The Certificate of Designation was adopted for the purpose of amending the Company’s amended and restated operating agreement to (i) fix the designations, preferences, limitations and relative rights of the Series A LLC Preferred Shares, (ii) adjust the Company’s share ownership limitations to allow shareholders to hold up to 9.8% in value or in number, whichever is more restrictive, of any class or series of the Company’s shares and (iii) increase the number of directors permitted to sit on the Company’s Board of Directors to not more than fifteen in order to accommodate the right of Series A LLC Preferred Shareholders to appoint two directors under limited circumstances.

When, as, and if declared by the Board of Directors of the Company out of funds legally available, distributions on the Series A LLC Preferred Shares will be payable quarterly on January 15, April 15, July 15 and October 15 of each year, beginning April 15, 2013, at a rate per annum equal to 7.375%. Distributions on the Series A LLC Preferred Shares are cumulative from January 17, 2013.

The Series A LLC Preferred Shares will rank senior to the Company’s common shares and any other equity securities that the Company may issue in the future ranking junior to the Series A LLC Preferred Shares as to payment of distributions and distribution of the Company’s assets upon the Company’s liquidation, dissolution or winding up (a “Dissolution Event”). Unless distributions have been declared and paid or declared and set apart for payment on the Series A LLC Preferred Shares for the then-current quarterly distribution period and all past quarterly distribution periods, subject to certain exceptions, the Company may not declare or pay or set apart payment for distributions on the Company’s common shares or other junior shares.

If the Company experiences a Dissolution Event, then the holders of the Series A LLC Preferred Shares outstanding at such time will be entitled to receive a payment out of the Company’s assets available for distribution to such holders equal to the sum of the $25 liquidation preference per Series A LLC Preferred Share and accumulated and unpaid distributions (whether or not declared), if any, to, but excluding, the date of the Dissolution Event (the “Series A Liquidation Value”), to the extent that the Company has sufficient gross income (excluding any gross income attributable to the sale or exchange of capital assets) in the year of the Dissolution Event and in the prior years in which the Series A LLC Preferred Shares have been outstanding to ensure that each holder of Series A LLC Preferred Shares will have a capital account balance equal to the Series A Liquidation Value.

The Series A LLC Preferred Shares will not be convertible into shares of any other class or series of the Company’s shares or any other security. Except under limited circumstances described in the Certificate of Designation, holders of the Series A LLC Preferred Shares have no voting rights.

At any time or from time to time on or after January 15, 2018, the Company may, at its option, redeem the Series A LLC Preferred Shares, in whole or in part, upon not less than 30 nor more than 60 days’ notice, at a price of $25 per Series A LLC Preferred Share plus accumulated and unpaid distributions (whether or not declared), if any, to, but excluding, the redemption date, if any.  Holders of the Series A LLC Preferred Shares will have no right to require the redemption of the Series A LLC Preferred Shares.

If a Change of Control Event (as defined in the Certificate of Designation) occurs prior to January 15, 2018, the Company may, at its option, redeem the Series A LLC Preferred Shares, in whole but not in part, upon at least 30 days’ notice, within 60 days of the occurrence of such Change of Control Event, at a price of $25.25 per Series A LLC Preferred Share, plus accumulated and unpaid distributions (whether or not declared) to, but excluding, the redemption date, if any. If (i) a Change of Control Event occurs (whether before, on or after January 15, 2018) and (ii) the Company does not give notice prior to the 31st day following the Change of Control Event to redeem all the outstanding Series A LLC Preferred Shares, the distribution rate per annum on the Series A LLC Preferred Shares will increase by 5.00% to 12.375%, beginning on the 31st day following such Change of Control Event.  A Change of Control Event will generally occur if the Company experiences a Change of Control (as defined in the Certificate of Designation) and the ratings of any of the Company’s senior unsecured debt securities are lowered to below a BBB- by both Fitch Ratings Inc. and Standard & Poor’s Ratings Services as a result of such Change in Control.

A copy of the Certificate of Designation and a form of Global Certificate for the Series A LLC Preferred Shares are filed as Exhibits 3.1 and 4.1 hereto, respectively, and are incorporated by reference into this Item 3.03. The description of the terms of the Certificate of Designation in this Item 3.03 is qualified in its entirety by reference to Exhibit 3.1

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above under Item 3.03 of this Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

3.1	Certificate of Designation with respect to the 7.375% Series A LLC Preferred Shares dated January 17, 2013.

4.1	Form of 7.375% Series A LLC Preferred Share Global Certificate.

5.1	Opinion of Richards, Layton & Finger, P.A., relating to validity of the 7.375% Series A LLC Preferred Shares.

8.1	Opinion of Hunton & Williams LLP as to certain federal tax matters.

8.2	Opinion of Shartsis Friese LLP as to certain California tax matters.

12.1	Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Equity Distributions.

23.1	Consent of Richards, Layton & Finger, P.A. (Contained in Exhibit 5.1).

23.2	Consent of Hunton & Williams LLP (Contained in Exhibit 8.1).

23.3	Consent of Shartsis Friese LLP (Contained in Exhibit 8.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR FINANCIAL HOLDINGS LLC

By:	/s/ NICOLE J. MACARCHUK
Name:	Nicole J. Macarchuk
Title:	Secretary and General Counsel

Date: January 17, 2013